UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2021

TEMPEST THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 275

South San Francisco, CA 94080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 798-8589

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TPST	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Business Section and Risk Factors of the Company

As previously disclosed, on June 25, 2021, the Company completed a merger with TempestTx, Inc. (formerly Tempest Therapeutics, Inc.) (“Tempest”) in accordance with the terms of the Agreement and Plan of Merger, dated as of March 29, 2021 (the “Merger Agreement”), by and among the Company, Tempest and Mars Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, Merger Sub merged with and into Tempest, with Tempest continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

The Company is filing this Current Report on Form 8-K to provide (1) an updated business description of the Company, which is attached hereto as Exhibit 99.1 and incorporated herein by reference and (2) updated risk factors, which are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Management’s Discussion and Analysis of Tempest and Certain Financial Information of Tempest

The Company is also providing Tempest’s management’s discussion and analysis for the quarter ended March 31, 2021, which is attached hereto as Exhibit 99.3 and incorporated herein by reference. Tempest’s corresponding unaudited condensed interim financial statements as of March 31, 2021 and for the three months ended March 31, 2021, were included our Current Report on Form 8-K/A filed on July 1, 2021.

The Company is also filing this Current Report on Form 8-K to provide Tempest’s historical audited financial statements for the year ended December 31, 2020 and 2019 (the “Tempest Financial Statements”), and the unaudited pro forma combined financial information for Millendo and Tempest for the year ended December 31, 2020 (Unaudited Pro Forma Condensed Combined Financial Information), which were both originally reflected in the Registration Statement on Form S-4/A filed on May 10, 2021 (which Registration Statement is not incorporated by reference in or a part of this Current Report on Form 8-K). The Tempest Financial Statements and the Unaudited Pro Forma Condensed Combined Financial Information are attached hereto as Exhibit 99.4 and Exhibit 99.5, respectively, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning us, Tempest and the Merger. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of our management, as well as assumptions made by, and information currently available to, our management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Deloitte & Touche LLP for Tempest

99.1	Company Business Section

99.2	Company Risk Factors

99.3	Management’s Discussion and Analysis of Tempest for the Quarterly Period ended March 31, 2021

99.4	Audited Financial Statements of Tempest as of December 31, 2020 and 2019

99.5	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: July 16, 2021	By:	/s/ Stephen Brady
	Name:	Stephen Brady
	Title:	Chief Executive Officer